SMART GROWTH
    MUTUAL FUNDS


SmartGrowth(R) Lipper(R) Optimal Conservative Index Fund

Summary Prospectus | May 31, 2010
Ticker: Class A Shares -- LPCAX

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Before you invest, you may want to review the Fund's complete prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at www.smartgrowthfunds.com/f272/downloads/frame.asp?t=1. You can also get this information at no cost by calling 1-888-465-5722, by sending an e-mail request to smartgrowthfunds@seic.com, or by asking any financial intermediary that offers shares of the Fund. The Fund's prospectus and statement of additional information, both dated May 31, 2010, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.
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FUND INVESTMENT OBJECTIVE
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    The SmartGrowth(R) Lipper(R) Optimal Conservative Index Fund's (the "Fund")
    investment objective is to track the performance of the Lipper(R) Optimal Conservative Index.

FUND FEES AND EXPENSES
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    The table below describes the fees and expenses that you may pay if you buy and hold Class A Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the SmartGrowth(R) Funds. More information about these and other discounts is available from your financial professional and in the section "Sales Charges" on page 48 of the prospectus.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                              Class A Shares
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Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                             4.75%(1)
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Maximum Deferred Sales Charge (Load)
  (as a percentage of net asset value)                             None
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Maximum Sales Charge (Load) Imposed on Reinvested Dividends
  and Other Distributions (as a percentage of offering price)      None
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Redemption Fee (as a percentage of amount redeemed,
  if shares have been held for less than 7 calendar days)          2.00%
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(1) This sales charge varies depending on how much you invest in the Fund.
Class A Shares purchased without a front-end sales charge may be subject to a contingent deferred sales charge if redeemed within 12 months of purchase. See "Contingent Deferred Sales Charges (CDSC) -- Class A Shares" in the prospectus.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


                                                  Class A Shares
------------------------------------------------- --------------
Management Fees                                        0.50%
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Distribution (12b-1) Fees                              0.25%
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Other Expenses(1)                                      7.79%
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Acquired Fund Fees and Expenses                        0.42%
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Total Annual Fund Operating Expenses(2)                8.96%
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Less Fee Reductions and/or Expense Reimbursements     (7.04)%
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Total Annual Fund Operating Expenses After Fee
  Reductions and/or Expense Reimbursements(2,)3        1.92%
------------------------------------------------- --------------


(1) Other Expenses include shareholder servicing fees of up to 0.25% of the Class A Shares' average daily net assets.

(2) The Total Annual Fund Operating Expenses in this fee table, before and after fee reduc- tions and/or expense reimbursements, do not correlate to the expense ratio in the Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude acquired fund fees and expenses.

(3) Hennion & Walsh Asset Management, Inc. (the "Adviser") has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep net operating expens- es (excluding interest, taxes, Acquired Fund Fees and Expenses, brokerage commissions and extraordinary expenses) from exceeding 1.50% of the Fund's Class A Shares' aver- age daily net assets until May 31, 2011. If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to return the difference between the Total Annual Fund Operating Expenses and 1.50% to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement was in place. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days prior written notice to the Trust, effective as of the close of business on May 31, 2011. Net operating expenses shown include 0.42% of Acquired Fund Fees and Expenses.


EXAMPLE

    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that, except for the first year, Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


         1 Year          3 Years        5 Years        10 Years
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          $661            $2,351        $3,910          $7,299


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
PORTFOLIO TURNOVER

    The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 381% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
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    Under normal circumstances, the Fund invests in exchange-traded funds
    ("ETFs") and exchange-traded notes ("ETNs") included in the Lipper(R)R) Optimal Conservative Index (the "Conservative Index"). The Conservative Index generally is comprised of ETFs and, as a result, the Fund expects to operate as a "fund of funds" (or a "fund of ETFs"). The ETFs that comprise the Conservative Index are pooled investment vehicles whose shares are listed and traded on stock exchanges or otherwise traded in the over-the-counter market. They include, for example, investment companies that are registered under the Investment Company Act of 1940 (the "1940 Act") and other investment vehicles, such as grantor trusts, that are not registered or regulated under the 1940 Act and that typically hold commodities, such as gold or oil, currency or other property that is itself not a security. An ETF holds a portfolio of investments designed to track a particular market segment or underlying index. The Conservative Index may include ETFs designed to provide investment results that match the performance of an underlying index. The Conservative Index also may include ETFs designed to provide investment results that match a positive or negative multiple of the performance of an underlying index ("Enhanced ETFs"). In seeking to provide such results, an ETF, in particular, an Enhanced ETF, may engage in short sales of securities included in the underlying index and may invest in derivatives instruments, such as equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. The Conservative Index may also include ETNs, which are debt securities of an issuer that are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. Similar to other debt securities, ETNs tend to have a maturity date and are backed only by the credit of the issuer. ETNs are designed to provide investors access to the returns of various market benchmarks, such as a securities index, currency or investment strategy, less fees and expenses. The Fund may also invest in cash and cash equivalents related to cash flows in and out of the Fund.

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

    The Adviser intends to manage the Fund's investments such that it tracks the performance of the Conservative Index by investing substantially all of the Fund's assets in the ETFs and ETNs that Lipper includes in the Conservative Index, holding each in approximately the same proportion as its weighting in the Conservative Index. However, if the Conservative Index includes one or more ETFs or ETNs that could jeopardize the Fund's status as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), the Fund may exclude such ETFs or ETNs from its portfolio and invest in securities not included in the Conservative Index that the Adviser believes provide investment exposure comparable to that provided by the excluded ETFs or ETNs ("Substitute Securities"), or reallocate assets to the ETFs and ETNs in the portfolio on a pro rata basis.

    Although the Fund tries to achieve a correlation of at least 95% between the performance of the Conservative Index and the Fund's investment results on an annual basis (before fees and expenses), the Fund's ability to track the Conservative Index is affected by transaction costs and other expenses, changes in the composition of the Conservative Index, investments in Substitute Securities (including the possible imposition of taxes on such Substitute Securities), and by the timing and amount of shareholder purchases and redemptions, among other things.

    The Conservative Index is a target risk benchmark consisting of a select group of ETFs and ETNs, rebalanced quarterly, designed to maximize returns given a low degree of volatility. Lipper applies proprietary criteria to select ETFs and ETNs from the available universe that are believed to be distinct, high-quality and tradable instruments. Lipper then applies a statistical methodology to determine what percentage of each selected ETF or ETN should be included in the Conservative Index in order to achieve a maximum total return potential for a relatively low level of risk. Risk is measured using standard deviation. Standard deviation is a measure of how much the value of the Conservative Index has varied over different time periods. The Conservative Index is expected to be associated with a lower level of risk and a lower total return potential than the Moderate Index and the Growth Index.

PRINCIPAL RISKS
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As with all mutual funds, a shareholder is subject to the risk that an investment in the Fund could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

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

    INVESTMENTS IN ETFS -- When the Fund invests in ETFs, it will be subject to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETF and the value of the Fund's investment will fluctuate in response to the performance of the ETFs owned by the Fund. In addition to brokerage costs associated with the Fund's purchase and sale of shares of ETFs, ETFs incur fees that are separate from those of the Fund. Accordingly, the Fund's shareholders will indirectly bear a proportionate share of the ETFs' operating expenses, in addition to paying Fund expenses. The Fund may invest in ETFs that are not registered or regulated under the Investment Company Act of 1940, as amended (the "1940 Act"). These ETFs typically hold commodities, such as gold or oil, currency or other property that is itself not a security. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium and the Adviser may not be able to liquidate the Fund's holdings at the most optimal time, which could adversely affect the Fund's performance.

    INVESTMENTS IN ETNs -- The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced market. It is expected that the issuer's credit rating will be investment grade at the time of investment, however, the credit rating may be revised or withdrawn at any time and there is no assurance that a credit rating will remain in effect for any given time period. If a rating agency lowers the issuer's credit rating, the value of the ETN will decline and a lower credit rating reflects a greater risk that the issuer will default on its obligation. When the Fund invests in ETNs, it will bear its proportionate share of any fees and expenses associated with investment in such securities. Such fees reduce the amount of return on investment at maturity or upon redemption. There may be restrictions on the Fund's right to redeem its investment in an ETN, which are meant to be held until maturity. There are no periodic interest payments for ETNs, and principal is not protected. As is the case with ETFs, an investor could lose some of or the entire amount invested in ETNs. The Fund's decision to sell its ETN holdings may be limited by the availability of a secondary market.

    INDEX TRACKING RISK -- The Fund's return may not match the return of its index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to its index, and also incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of its index. The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. In addition, in order to preserve its status as a RIC, the Fund may invest in Substitute Securities, whose returns may not correlate precisely with the returns of the index securities excluded from the Fund's portfolio, or reallocate assets to the ETFs and ETNs in the Fund's portfolio on a pro rata basis if certain ETFs or ETNs contained in its index are excluded from the Fund's portfolio because they do not produce qualifying income under the Code.

    TAX RISK -- Although the Fund may seek to minimize this risk by investing in Substitute Securities, there is a risk that the Fund may not qualify to be treated as a RIC for federal income tax purposes because the securities included in its index may produce an impermissible amount of non-qualifying income for purposes of the RIC qualification tests. The RIC qualifying income test is determined on an annual basis, so it is difficult to predict whether the Fund will meet this test if it matches adjustments to its index and such adjustments negatively affect the character of the income received by the Fund under these rules. A mutual fund that is treated as a RIC generally avoids paying corporate level federal and state income tax provided it distributes substantially all of its net investment income and net realized capital gains to its shareholders. If the Fund fails to qualify as a RIC, the Fund will not be permitted to deduct its distributions from its taxable income and would be subject to federal and state corporate income taxes on its taxable income and capital gains. In addition, shareholders would be subject to tax on the distributions paid by the Fund to the extent such distributions come from the Fund's current or accumulated earnings and profits. Such dividend distributions would likely be eligible for the reduced rates applicable to qualified dividend income and corporate shareholders would be eligible for the dividends received deduction. As a result of being taxed as a regular corporation (without the benefits of the dividends paid deduction available if it were treated as a RIC), the Fund would be subject to potentially significant tax liabilities and the amount of cash available for distribution to Fund shareholders would be significantly reduced. Furthermore, the taxes paid by the Fund would have a negative impact on the Fund's performance. Even if the Fund chooses to replace a security that produces non-qualifying income with Substitute Securities that produce qualifying income, there can be no guarantee that the Fund's investments in such Substitute Securities will prevent the Fund from failing to qualify as a RIC.

    CONCENTRATION RISK -- To the extent the index which the Fund tracks may be concentrated in a particular industry or group of industries, the Fund will necessarily be concentrated in that industry or group of industries. By concentrating Fund investments in a single industry or group of industries, the Fund will be indirectly subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund's assets were invested in a wider variety of industries.

    EQUITY RISK -- To the extent the ETFs in which the Fund invests hold equity securities, the Fund will be indirectly subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

    FIXED INCOME RISK -- To the extent the ETFs in which the Fund invests hold fixed income securities, the Fund will be indirectly subject to the risks associated with fixed income investments. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal or go bankrupt. The lower the ratings of such debt securities, the greater their risks. In addition, these risks are often magnified for securities rated below investment grade, often referred to as "junk bonds," and adverse changes in economic conditions or market perception are likely to cause issuers of these securities to be unable to meet their obligations to repay principal and interest to investors.

    SMALL- AND MID-CAPITALIZATION COMPANY RISK -- To the extent the ETFs in which the Fund invests hold securities of small- and/or mid-capitalization companies, the Fund will be indirectly subject to the risks associated with those companies. Small- and mid-capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

    FOREIGN COMPANY RISK -- To the extent the ETFs in which the Fund invests hold securities of foreign companies, the Fund will be indirectly subject to the risks associated with these companies. Investing in foreign companies, including direct investments and through American Depositary Receipts ("ADRs") which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

    DERIVATIVES RISK -- To the extent the Fund invests in ETFs that hold derivatives positions, the Fund will indirectly be subject to derivatives risk. Derivatives are often more volatile than other investments and may magnify the gains or losses of an ETF. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives bought and sold by an ETF. An ETF could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

    The lack of a liquid secondary market for a derivative may prevent an ETF from closing its derivative positions and could adversely impact its ability to achieve its objective and to realize profits or limit losses.

    Since derivatives may be purchased for a fraction of their value, a relatively small price movement in a derivative may result in an immediate and substantial loss or gain to an ETF. Derivatives are often more volatile than other investments and an ETF may lose more in a derivative than it originally invested in it.

    An ETF may purchase or sell options, which involve the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying security for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so that the investor loses its premium. Selling options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security rather than only the premium payment received (which could result in a potentially unlimited loss). Over-the-counter options also involve counterparty solvency risk.

    LEVERAGING RISK -- To the extent the Fund invests in Enhanced ETFs that achieve leveraged exposure to their underlying indexes through the use of derivative instruments, the Fund will indirectly be subject to leveraging risk. The more an Enhanced ETF invests in derivative instruments that give rise to leverage, the more this leverage will magnify any losses on those investments. Leverage will cause the value of an Enhanced ETF's shares to be more volatile than if the Enhanced ETF did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of an Enhanced ETF's portfolio securities or other investments. An Enhanced ETF will engage in transactions and purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales. The use of leverage may also cause an Enhanced ETF to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not "against the box," could theoretically be subject to unlimited losses in cases where an Enhanced ETF, for any reason, is unable to close out the transaction. In addition, to the extent an Enhanced ETF borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the Enhanced ETF's investment income, resulting in greater losses. The value of an Enhanced ETF's shares will tend to increase or decrease more than the value of any increase or decrease in its underlying index due to the fact that the Enhanced ETF's investment strategies involve consistently applied leverage.

    SHORT SALES RISK -- To the extent an ETF sells securities "short," the Fund will indirectly be subject to short sales risk. Short sales are transactions in which an ETF sells a security it does not own. An ETF must borrow the security to make delivery to the buyer. An ETF is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by an ETF. If the underlying security goes down in price between the time an ETF sells the security and buys it back, an ETF will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, an ETF will realize a loss on the transaction. Because the market price of the security sold short could increase without limit, an ETF could be subject to a theoretically unlimited loss. The risk of such price increases is the principal risk of engaging in short sales.

    INVERSE CORRELATION RISK -- To the extent the Fund invests in Enhanced ETFs that seek to provide investment results that match a negative multiple of the performance of an underlying index, the Fund will indirectly be subject to the risk that the performance of such Enhanced ETF will fall as the performance of that Enhanced ETF's benchmark rises -- a result that is the opposite from traditional mutual funds.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

    The bar chart and the performance table below illustrate the risks and volatility of an investment in Class A Shares of the Fund by showing changes in the Fund's Class A Shares' performance from year to year and by showing how the Fund's Class A Shares' average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. The bar chart figures do not include sales charges that may have been paid when investors bought and sold Class A Shares of the Fund. If sales charges were included, the returns would be lower. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.smartgrowthfunds.com or by calling 1-888-465-5722.

                              [BAR GRAPH OMITTED]


                           (7.70)%          (3.78)%
                            2008             2009


                       Best Quarter       Worst Quarter
                            0.93%            (4.55)%
                       (09/30/2009)        (3/31/2009)


THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S PERFORMANCE FROM 1/1/10 TO 3/31/10 WAS 0.73% .

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2009

    After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.




                                                          Since Inception
                                                 1 Year     (06/01/07)
------------------------------------------------ -------- ---------------
Fund Returns Before Taxes (reflects a
  maximum sales charge of 4.75%)                  (8.38)%    (4.95)%
------------------------------------------------ -------- ---------------
Fund Returns After Taxes on Distributions         (8.56)%    (6.33)%
------------------------------------------------ -------- ---------------
Fund Returns After Taxes on Distributions
  and Sale of Fund Shares                         (5.45)%    (4.91)%
------------------------------------------------ -------- ---------------
S&P 500 Index (reflects no deduction for
  fees, expenses, or taxes)                       26.46%     (9.19)%
------------------------------------------------ -------- ---------------
Lipper(R) Multi-Cap Core Funds Index (reflects
  no deduction for fees, expenses, or taxes)      35.30%     (8.64)%
------------------------------------------------ -------- ---------------


INVESTMENT ADVISER
--------------------------------------------------------------------------------

    Hennion & Walsh Asset Management, Inc.

PORTFOLIO MANAGER
--------------------------------------------------------------------------------

    Kevin D. Mahn, Chief Investment Officer, joined the Adviser in 2004 and has managed the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES
--------------------------------------------------------------------------------

    To purchase shares of the Fund for the first time, you must invest at least $1,000. There is no minimum for subsequent investments.

    If you own your shares directly, you may sell your shares on any day that the New York Stock Exchange is open for business by contacting the Fund directly by mail or telephone at 1-888-465-5722.

    If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares.

TAX INFORMATION
--------------------------------------------------------------------------------

    The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
--------------------------------------------------------------------------------

    If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

                                                                 HWM-SM-001-0100


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